HARBOR FUND
       Supplement to Prospectus dated February 1, 2000 and
   Supplement to Statement of Additional Information dated
                      February 1, 2001


On March 21, 2001, Owens-Illinois, Inc. announced that it had entered into an agreement with the Robeco Groep N.V., a Dutch limited liability company ("Robeco"), to sell the business of Harbor Capital Advisors, Inc. ("Harbor Capital"), each Fund's investment adviser, and Harbor Capital's related subsidiaries to Robeco. The Robeco Groep is one of Europe's largest third-party investment management firms with over $104.5 billion in assets under management as of December 31, 2000. The Robeco Groep is headquartered in Rotterdam, The Netherlands and operates throughout the world, including the United States. The closing of the transaction is expected to take place in June and is subject to a number of conditions, including regulatory approval and approval of the shareholders of each of the Harbor funds.

This change in ownership is intended to facilitate the long term growth of Harbor Fund, while enabling Harbor Capital to maintain the same management team, business model and high standards of service and performance to which Harbor Fund shareholders have become accustomed. Each Fund's portfolio manager/subadviser will continue to manage the assets of the respective Fund. Harbor Capital will continue its fundamental emphasis on cost control with a primary objective of offering actively managed, no-load funds with competitive expense ratios.


Supplement dated March 21, 2001